SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 21, 2005

(Date of earliest event reported)

REGENERX BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15070	52-1253406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center, Suite 630, Bethesda, MD		20814
(Address of principal executive offices)		(Zip Code)

(301) 280-1992

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 21, 2005, RegeneRx Biopharmaceuticals, Inc. (the “Company”) issued a press release announcing the approval of its application for listing shares of the Company’s common stock on the American Stock Exchange (the “Exchange”). The Company’s stock will begin trading on the Exchange on March 28, 2005, under the symbol RGN. The Company’s stock will continue to be traded on the OTC Bulletin Board until that time. The Exchange’s approval is contingent upon the Company’s being in compliance with all applicable listing standards on the date it begins trading on the Exchange. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item	9.01. Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable.

(c)	The following exhibits are included with this Report:

Exhibit 99.1 Press release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERX BIOPHARMACEUTICALS, INC.

By:	/S/ J.J. FINKELSTEIN
J.J. Finkelstein President and Chief Executive Officer

Date:    March 22, 2005